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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) OCTOBER 14, 2004
                                                         ----------------

                              INTERMET CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

           GEORGIA                       0-13787               58-1563873
           -------                       -------               ----------
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)

            5445 CORPORATE DRIVE, SUITE 200                     48098-2683
                      TROY, MICHIGAN                            ----------
                      --------------
        (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number including area code: (248) 952-2500
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.04         TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT
FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

                  In a current report on Form 8-K filed by INTERMET Corporation on October 5, 2004, the company disclosed that, as a result of the company's chapter 11 bankruptcy filing, the company had defaulted under its credit agreement with, among other lenders, the Bank of Nova Scotia. As a result of the default, the company reported that all borrowings, accrued interest and all other amounts owed by the company under the credit facility were due and payable, in the amount of approximately $69.9 million. While this amount included amounts owed by the company under the revolving portion of the credit facility as well as outstanding letters of credit, it did not include an additional $120.0 million owned by the company under term loans under the credit facility, which debt was also accelerated as a result of the company's bankruptcy filing.

ITEM 2.05         COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

                  On October 14, 2004, INTERMET Corporation announced a plan to close the company's Columbus Machining Plant in Columbus, Georgia during the first quarter of 2005. The primary reason for the closure is to achieve rationalization of excess production capacity and reduce costs as part of the restructuring plan being developed by the company in connection with its Chapter 11 reorganization.

                  At this time, the company is unable in good faith to make a determination of a estimate of the costs that will be incurred in connection with the closure of the Columbus facility as required by Item 2.05 of Form 8-K. The company will file an amended report on Form 8-K under this Item 2.05 within four business days after it makes a determination of such estimates.

                  A copy of the press release disclosing the closure of the Columbus Machining Plant is attached to this Current Report on Form 8-K as
Exhibit 99.1 and is incorporated by reference herein.

ITEM 8.01.        REGULATION FD DISCLOSURE.

                  On October 14, 2004, INTERMET Corporation issued a press release disclosing that it had received a cash collateral extension and a commitment for DIP financing. A copy of the press release is furnished as
Exhibit 99.2 to this Current Report on Form 8-K.


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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.


(a)      Not applicable
(b)      Not applicable
(c)      Exhibits:

         The following exhibit is being filed herewith:

         99.1 INTERMET Corporation press release dated October 14, 2004 regarding closure of Columbus Machining Plant

         The following exhibit is being furnished herewith:

         99.2 INTERMET Corporation press release dated October 14, 2004 regarding cash collateral extension and commitment for DIP financing


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTERMET CORPORATION


October 14, 2004                 By:  /s/  Alan J. Miller
                                           Alan J. Miller
                                           Vice President, General Counsel and
                                           Assistant Secretary






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                                       Exhibit Index

Exhibit No.                             Description

   99.1 INTERMET Corporation press release dated October 14, 2004 regarding closure of Columbus Machining Plant

   99.2 INTERMET Corporation press release dated October 14, 2004 regarding cash collateral extension and commitment for DIP financing


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